UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013

Date of Original Filing: March 11, 2013

Cotton Bay Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-51413
(Commission File Number)

52-2175900
(IRS Employer Identification No.)

1314 East Las Olas Boulevard Suite #1034 Fort Lauderdale FL, 33301
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: 954-915-4616

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On March 6, 2013 Lake & Associates CPA's LLC ("Lake & Associates") resigned as the independent registered public accounting firm of the Company. The resignation was accepted by the Board of Directors of the Company (the "Board").

During the two most recent fiscal years and through the May 15 2012, Lake & Associates represented through its March 6, 2013 Letter to the Securities and Exchange Commission attached as Exhibit No. 16.1 to the March 11, 2013 there were no (1) disagreements with Lake & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Lake & Associates to make reference in its reports on the Company's financial statements for such years to the subject matter of the disagreement, or (2) "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K. On March 28, 2013, the Company sought a similar letter from Lake & Associates that there have been no disagreements or "reportable events" for the two most recent fiscal years and through the March 9, 2013 resignation of Lake & Associates. Lake & Associates has not, as of the date of this filing, agreed to submit an updated letter; however, in the event Lake & Associates agrees to submit such a letter, the Company shall amend this filing accordingly.

The audit reports of Lake & Associates on the financial statements of the Company, during the periods from August 20, 1997 through December 31 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company's ability to continue as a going concern.

The Company has requested that Lake & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated March 6, 2013 indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K (subject to future amendment for the reasons stated above).

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.      Description

16.1                Letter to the Securities and Exchange Commission from Lake & Associates CPA's LLC, dated March 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2013

Cotton Bay Holdings, Inc.

By: /s/ Alfred E. Abiouness
Name: Alfred E. Abioness, Jr.
Title: Chief Executive Officer